SUPPLEMENT DATED MAY 1, 2010
TO PROSPECTUS DATED MAY 1, 2004

Variable Protector
Issued through
Variable Life Account A of Transamerica Life Insurance Company
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Investment Options:

Please note the following changes to the underlying portfolios for your Policy:

AIM Variable Insurance Funds:

•	As a result of a merger, the name of the Fund now appears as Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AIM V.I. International Growth Fund was renamed Invesco V.I. Capital Appreciation Fund
•	AIM V.I. Core Equity Fund was renamed Invesco V.I. Core Equity Fund
•	AIM V.I. Government Securities Fund was renamed Invesco V.I. Government Securities Fund
•	AIM V.I. Capital Appreciation Fund was renamed Invesco V.I. Capital Appreciation Fund

Oppenheimer Variable Account Funds:

•	Oppenheimer Strategic Bond Fund/VA was renamed Oppenheimer Global Strategic Income Fund/VA effective May 3, 2010.

* * * * *

Financial Condition of the Company:

Please replace the first paragraph of this section with the following:

The benefits under the Policy are paid by Transamerica Life from its General Account assets and/or your cash value held in the Company’s separate account.  It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2004 PRODUCT PROSPECTUS